Exhibit 99.1
Barclays CEO Energy-Power Conference September 12, 2013 Dick Alario Chairman, President and Chief Executive Officer
Safe Harbor Language This presentation and related commentary may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements as to matters that are not of historic fact are forward-looking statements. These forward-looking statements are based on Key's current expectations, estimates and projections about Key, its industry, its management's beliefs and certain assumptions made by management, and include statements regarding future operational and activity expectations in the third and fourth quarters of 2013, anticipated financial performance in the third quarter of 2013, expected financial contribution of rigs that are being redeployed due to the decline in customer activity in Mexico, and anticipated revenue and margin performance in the third quarter of 2013. No assurance can be given that such expectations, estimates or projections will prove to have been correct. Whenever possible, these "forward-looking statements" are identified by words such as "expects," "believes," "anticipates" and similar phrases. Readers and any audience are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict, including, but not limited to: risks that Key will be unable to achieve its financial, capital expenditure and operational projections, including quarterly projections of revenue and risks that Key's expectations regarding future activity levels, customer demand, and pricing stability may not materialize (whether for Key as a whole or for geographic regions and/or business segments individually); risks that fundamentals in the U.S. oil and gas markets may not yield anticipated future growth in Key's businesses, or could further deteriorate or worsen from the recent market declines, and/or that Key could experience further unexpected declines in activity and demand for its rig service, fluid management service, coiled tubing service, and fishing and rental service businesses; risks associated with the restructuring of Key's Fluid Management Services business; risks relating to Key's ability to implement technological developments and enhancements; risks relating to compliance with environmental, health and safety laws and regulations, as well as actions by governmental and regulatory authorities; risks affecting Key's international operations, including customer activity declines in Mexico and Key's understanding of such customer's spending plans; risks that Key may not be able to achieve its international growth and mobilization strategy in the foreign countries in which Key operates; risks that Key may be unable to achieve the benefits expected from acquisition and disposition transactions, and risks associated with integration of the acquired operations into Key's operations; risks, in responding to changing or declining market conditions, that Key may not be able to reduce, and could even experience increases in, the costs of labor, fuel, equipment and supplies employed and used in Key's businesses; risks relating to changes in the demand for or the price of oil and natural gas; risks that Key may not be able to execute its capital expenditure program and/or that any such capital expenditure investments, if made, will not generate adequate returns; and other risks affecting Key's ability to maintain or improve operations, including its ability to maintain prices for services under market pricing pressures, weather risks, and the impact of potential increases in general and administrative expenses. Because such statements involve risks and uncertainties, many of which are outside of Key's control, Key's actual results and performance may differ materially from the results expressed or implied by such forward-looking statements. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Other important risk factors that may affect Key's business, results of operations and financial position are discussed in its most recently filed Annual Report on Form 10-K, recent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K and in other Securities and Exchange Commission filings. Unless otherwise required by law, Key also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made here. However, readers should review carefully reports and documents that Key files periodically with the Securities and Exchange Commission.
Key Energy Services Investment Highlights We have a strong reputation as a high value service provider throughout the well life cycle We are the global leader in onshore, rig-based well services We are well-positioned to benefit from long-term secular trends both in the U.S. and internationally We have developed a differentiated asset base and have demonstrated our capital discipline We believe that our assets, differentiated technology and market position provide the leverage to deliver substantial value to shareholders
KEG: A Leader in Energy Production Services Revenue from Continuing Operations during Q2 2013. Results from Continuing Operations exclude Key's Argentina operations which were sold effective September 14, 2012. Revenue from Continuing Operations in the U.S. during Q2 2013. Oil includes other liquids. Oil / Gas breakdown based on shale play. Revenue by Line of Business1 Revenue by Commodity-Directed Activity2 $1 billion Market capitalization $2 billion Enterprise value $2 billion Revenue in 2012 Operating in 8 countries across 4 continents Assets concentrated in primarily liquids-rich regions Blue-chip and well- capitalized customer base
High Value Service Throughout the Well Life Cycle
Key's Suite of Services Throughout the Life of a Well Rig Services Fishing & Rental Tools Rig Services Coiled Tubing Fishing & Rental Tools Fluid Management Services Rig Services Coiled Tubing Fishing & Rental Tools Fluid Management Services Rig Services Coiled Tubing Fishing & Rental Tools Fluid Management Services Rig Services Coiled Tubing Fishing & Rental Tools Fluid Management Services Key Energy Services brings together the equipment and expertise necessary to optimize production safely and efficiently Multiple touch points and continuity of service throughout well life cycle enhances value proposition to customers through delivery of improved economies and efficiencies

Rig Services

Business Overview

- Rig Services deploys well service rigs that have been built to increase safety and reliability while reducing the chance of unplanned downtime
- Services include:
  - Completion of newly-drilled horizontal and vertical wellbores
  - Recompletion of existing wellbores
  - Maintenance of producing wellbores to maintain production
  - Workover of existing wellbores to enhance production
  - Plugging and abandonment of wellbores at the end of their productive lives

Regional Presence



Key
Shale Plays
Basins

Asset Details

- ~800 rigs worldwide, with >700 located in the U. S.
- Our rigs encompass various sizes and capabilities
  - Services all types of wells with measured depths of up to 20,000 feet
  - Enhanced service capability via proprietary KeyView® system
- Patented KeyView® system delivers cost reductions to customers by identifying opportunities for reducing non-productive time and improving safety and efficiency
  - KeyView® system played critical role in winning initial direct assignment from PEMEX

Revenue by Commodity-Directed Activity & Region[1]

Commodity



Gas 8%
Oil 92%

Region



Other Oil & Liquids 16%
Permian 30%
Other Gas 8%
Bakken 10%
California 35%

Drilling → Completion → Production → Intervention → Abandonment

(1) Revenue from Continuing Operations in the U.S. during Q2 2013. Oil includes other liquids. Oil / Gas breakdown based on shale play.

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Key has the #1 position in U.S. onshore, rig-based well services Rig Services Trends & Dynamics1 Well servicing has a greater percentage of small, independent service companies than any other oilfield service segment Top 5 companies have 57% of the segment with remaining 43% divided among as many as 200 other companies Key Positioning1 Historical Revenue ($mm) Top 5 Customers Per Wall Street research, based on rig count. Wellbore Cleanout
The KeyView(r) System The KeyView(r) system is a proprietary technology that provides equipment-verified data to achieve enhanced operational IQ Patented system with job activity monitoring, recording capabilities and automated controls that provides operators with an "intelligent" rig that can meaningfully improve job safety, quality and efficiency Safety incidents reduced by as much as 56% Job quality improved by as much as 63% Efficiency improved by as much as 50% Real-time analytics and advanced benchmarking yield actionable efficiency gain opportunities Growing database of >50,000 jobs allows for historical and peer comparison
Coiled Tubing Services Wellbore Cleanout Business Overview Key's Coiled Tubing Services delivers value and time savings by minimizing downtime and reducing time to completion Services include: Completion of newly drilled horizontal wellbores pre and post hydraulic fracturing Maintenance of producing wellbores Plugging and abandonment of depleted wellbores at the end of their productive lives Fleet Status1 Commodity Region Marcellus 13% Haynesville 10% Other Gas 8% Regional Presence Revenue by Commodity-Directed Activity & Region2 As of June 2013. Revenue from Continuing Operations in the U.S. during Q2 2013. Oil includes other liquids. Oil / Gas breakdown based on shale play. Total Units in U.S. fleet: 47 Shale Plays Basins
Coiled Tubing Services Trends & Dynamics Industry demand for large diameter coiled tubing is growing rapidly to service longer lateral horizontal wells Growth is highly correlated to well count, both horizontal and vertical Beneficiary of evolution to multi-stage frac jobs and pad drilling which creates more efficient and predictable job planning Key Positioning2 Historical Revenue ($mm)1 Top 5 Customers Meaningfully entered coiled tubing market in 2010 via acquisiton. Per Intervention & Coiled Tubing Association. Key has the fourth (tied) largest fleet of coiled tubing units in the United States Wellbore Cleanout Wellbore Cleanout

Fishing and Rental Services

Business Overview

- Rental equipment used in the drilling and completion of wellbores including drill pipe, blowout preventers, frac stacks and well-testing equipment and services
- Rental equipment used in the maintenance and workover of producing wellbores including tubing and tubing handling tools, Key's Hydra-Walk® units, and pressure control equipment
- Onshore and offshore, including deepwater, fishing services used in the drilling or workover of a wellbore to recover lost or stuck down hole equipment
- Serving both Majors and independent E&Ps, Key's Deepwater Fishing Services offers expert solutions throughout the Gulf of Mexico

Regional Presence



Key
Shale Plays
Basins

Asset Details

- Extensive array of rental equipment and services, including pipe, rods and blowout preventers
  - SmartTong rod connection services
  - Hydra-Walk pipe handling system
  - Sand-X system
- 785 BOPs, 135 Hydra-Walk systems, >20,000 joints of pipe and >29,000 joints of tubing out of 12 locations
- Fishing tools includes a wide range of equipment, from whipstocks and mills to Johnston Jars
  - Each is available with ancillary equipment, depending on situation and site needs

Revenue by Commodity-Directed Activity & Region [1]



Commodity
Region
Gas 15%
Oil 85%
Other Gas 3%
Haynesville 12%
Permian 20%
Other Oil & Liquids 30%
Eagle Ford 34%

Drilling › Completion › Production › Intervention › Abandonment

(1) Revenue from Continuing Operations in the U.S. during Q2 2013. Oil includes other liquids. Oil / Gas breakdown based on shale play.

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Fishing and Rental Services Trends & Dynamics1 Strong demand driven by growth of complex wellbores and increased need for specialty downhole services such as fishing and hole preparation for directional drilling As longer lateral wellbores are drilled on multi-well pads, the demand for more complex wellhead manifolding and more sophisticated flowback and well-testing services will grow as service intensity increases Key Positioning1 Key has the #7 position in Fishing and Rental Services Historical Revenue ($mm) Top 5 Customers Per Spears & Associates April 2013 Oilfield Market Report. Wellbore Cleanout
Fluid Management Services Business Overview Transportation of fluids, including sourcing of brine and fresh water, used in the drilling and completion process Transportation of frac flowback and produced water from completed or producing wellbores Temporary on-site fluids storage via frac tank rentals Disposal of flowback and produced water in saltwater disposal wells Asset Details Approximately 50 service locations >1,000 fluid trucks and >4,000 frac tanks Own and lease permitted disposal wells for the disposal of saltwater and other fluid byproducts Over 75 saltwater disposal wells Strategy is to locate wells in close relation to our customers' producing wells Regional Presence Top 5 Customers Wellbore Cleanout Shale Plays Basins
Fluid Management Services Trends & Dynamics Performance correlated to unconventional activity Relatively low barriers to entry due to the nature of the asset base creates fragmented market Competitive environment remains fierce which pressures pricing Key Positioning Historical Revenue ($mm) Revenue by Region & Commodity1 Commodity Region Key holds significant positions in the Permian, Midcontinent, Gulf Coast, Marcellus/Utica and Bakken Key's strong operational performance provides a competitive edge Large footprint and size of fleet gives Key advantages in large markets like the Permian basin Revenue from Continuing Operations in the U.S. during Q2 2013. Oil includes other liquids. Oil / Gas breakdown based on shale play.
Financial Performance
Key's Performance Through Market Cycles Consolidated Operating Income Margin Source: Bloomberg 1. Source: Wall Street Research. Key demonstrated relative stability through the steep cyclical downturn of 2009 In cyclical upturn, Key demonstrated superior performance
Balance Sheet & Liquidity Overview (1) Reflects $675.0 million of principal notes plus $4.3 million of unamortized bond premium. (2) Defined as total cash plus remaining credit facility capacity, less Letters of Credit outstanding. Revolver capacity available for borrowing herein has been adjusted to reflect a maximum Total Debt / Book Capitalization ratio of 45.0%.
Key's Capital Discipline Note: 2013E operating cash flow based on IBES consensus forecast. 2013E capex based on Key guidance. 1. Peer group composed of BAS, SPN, PES, and FES. Key's capital discipline has provided flexibility and the ability to target modest leverage levels through market cycles 9.4 x 10.0 x 1
Operating Leverage Indicates Upside Opportunity Wellbore Cleanout U.S. Rig Hours & Rig Services Revenues U.S. Trucking Hours & Fluid Management Revenues Revenue upside without meaningful expenditure via potential for increased asset utilization Revenues ($ in millions) Revenues ($ in millions)
Balanced Approach to Capital Allocation & Rigorous Expense Management Rationalize or Redeploy Underutilized Assets Discipline in Process, Accountability, Cost and Compliance Overall Aim to Deploy Capital to Achieve Best Possible Return for Shareholders Commentary Key constantly evaluates the best uses of capital to enhance shareholder value
Key Energy's Differentiated Platform and Opportunities
Well Servicing Workover Drilling & Completion Fluid Management Coiled Tubing Fishing & Rental Well Servicing Workover & Completion Coiled Tubing Integrated Solutions Well Servicing Workover & Completion Well Servicing Workover & Completion Well Servicing Workover & Completion Reservoir Engineering Drilling Services Technology Development Center Key Energy's Differentiated Platform 89 % U.S. 89 % U.S. 1% MENA 1% Russia 89% U.S. Rig Distribution by Region 9% LatAm International 11%
International Markets Offer Significant Growth Opportunity Key is well positioned to serve emerging international markets Strong, international brand recognition and highly capable local teams Capabilities unique to local markets to optimize maturing oilfields Diversifying customer base and geographic presence: Colombia South Region of Mexico Ecuador Eastern Hemisphere Upside potential from renewed demand in existing markets
U.S. Market Trends: A Changing Landscape Horizontal drilling technology matures, the impacts of which are now being felt across the industry Operators have achieved meaningful efficiency gains through the optimization of horizontal drilling techniques and pad drilling Net effect of drilling efficiency gains is a reduction in the number of rigs necessary to complete a given drilling program Note: Rig and well count data per Baker Hughes as of 6/28/2013. Total U.S. onshore wells / rig of 4.71 in Q1 2012 and 5.15 in Q2 2013.
Positioned to Benefit from Long-Term Secular Trends U.S. onshore shale development is entering the "manufacturing" phase of the cycle Sophisticated pad drilling programs aimed at speed and efficiency will be the industry model Relatively young horizontal wells will age and the complexity of these wellbores will require a higher level of service intensity than traditional wells Tempered growth in the U.S. onshore rig count is NOT a read-through for Key activity Note: Historical rig count data per Baker Hughes as of 6/28/2013. Historical and forecasted well counts and forecasted rig count per Spears & Associates.
Key Energy: The Path Forward Key will continue to carry out the actions necessary to thrive in today's service market: Leverage an asset base that has sufficient capacity to achieve meaningful growth Execute business development effort to broaden target customer base, targeting those operators most receptive to the Key value proposition Continue to utilize technological differentiation as a competitive advantage Capitalize on incremental cost reduction opportunities
Key Energy Services Investment Highlights We have a strong reputation as a high value service provider throughout the well life cycle We are the global leader in onshore, rig-based well services We are well-positioned to benefit from long-term secular trends both in the U.S. and internationally We have developed a differentiated asset base and have demonstrated our capital discipline We believe that our assets, differentiated technology and market position provide the leverage to deliver substantial value to shareholders
Appendix
Appendix - U. S. Market Trends US Commodity Price Dynamics Oil and Gas Rig Count
Appendix - Adjusted EBITDA Reconciliation Note: Represents results from continuing operations. "EBITDA" is defined as income or loss from continuing operations attributable to Key before interest, taxes, depreciation, and amortization. "Adjusted EBITDA" is EBITDA as further adjusted for certain non-recurring or extraordinary items such as loss on debt extinguishment, certain other gains or losses, asset retirements and impairments, and certain non-recurring transaction or other costs. EBITDA and Adjusted EBITDA are non-GAAP measures that are used as supplemental financial measures by the Company's management and directors and by external users of the Company's financial statements, such as investors, to assess: The financial performance of the Company's assets without regard to financing methods, capital structure or historical cost basis; The ability of the Company's assets to generate cash sufficient to pay interest on its indebtedness; The Company's operating performance and return on invested capital as compared to those of other companies in the well services industry, without regard to financing methods and capital structure; and The Company's operating trends underlying the items that tend to be of a non-recurring nature. EBITDA and Adjusted EBITDA have limitations as analytical tools and should not be considered an alternative to net income, operating income, cash flow from operating activities, or any other measure of financial performance or liquidity presented in accordance with GAAP. EBITDA and Adjusted EBITDA exclude some, but not all, items that affect net income and operating income and these measures may vary among other companies. Limitations to using EBITDA and Adjusted EBITDA as an analytical tool include: EBITDA and Adjusted EBITDA do not reflect Key's current or future requirements for capital expenditures or capital commitments; EBITDA and Adjusted EBITDA do not reflect changes in, or cash requirements necessary to service, interest or principal payments on Key's debt; EBITDA and Adjusted EBITDA do not reflect income taxes; Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and EBITDA and Adjusted EBITDA do not reflect any cash requirements for such replacements; Other companies in Key's industry may calculate EBITDA and Adjusted EBITDA differently than Key does, limiting their usefulness as a comparative measure; and EBITDA and Adjusted EBITDA are a different calculation from earnings before interest, taxes, depreciation and amortization as defined for purposes of the financial covenants in the Company's senior secured credit facility, and therefore should not be relied upon for assessing compliance with covenants.